Exhibit 10.1
                                                                 ------------



    Thermo Electron Corporation
    81 Wyman Street
    Post Office Box 9046                                       (617) 622-1000
    Waltham, MA 02254-9046                                Fax: (617) 622-1207





                                       July 31, 1997



    ThermoLase Corporation
    10455 Pacific Center Court
    San Diego, CA  92121
    Attn: John Hansen
          President

    Ladies and Gentlemen:

         Thermo Electron Corporation hereby agrees to loan to ThermoLase Corporation up to $25,000,000 as the working capital needs and liquidity of ThermoLase require. Any drawdown of such amount shall be evidenced by a promissory note due October 5, 1998 and shall bear interest payable quarterly at a rate equal to the 90-day Commercial Paper Composite Rate plus 25 basis points, set at the beginning of each quarter.

         Please evidence your acceptance of the foregoing by signing in the space provided below.


                                       THERMO ELECTRON CORPORATION


                                       By: /s/ John H. Hatsopoulos
                                           -----------------------
                                       Name:  John H. Hatsopoulos
                                       Title: President

    ACCEPTED AND AGREED TO

    THERMOLASE CORPORATION


    By: /s/ John C. Hansen
        --------------------
    Name:  John C. Hansen
    Title: President